Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services Canada Corporation (the “Company”)
RBC Dominion Securities Inc.
TD Securities Inc.
TD Securities (USA) LLC
(together, the “Specified Parties”)

Re: MBARC Credit Canada Inc., 2018-A Asset-Backed Notes (the “Notes”) – Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “20180131 SALC2018-A prelm Pool AUP File.xls” provided by the Company on February 26, 2018, containing certain information related to 18,285 automobile lease receivables as of January 31, 2018 (the “Initial Data File”), and (ii) an electronic data file entitled “20180131 SALC2018-A O_VehicleCost.xls” provided by the Company on February 28, 2018, containing Vehicle Cost information related to 18,285 automobile lease receivables as of January 31, 2018 (the “Subsequent Data File,” together with the Initial Data File, the “Data File”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted.  Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Leases” means a pool of new and pre-owned automobile lease receivables and the related leased vehicles.
•
The term “ALFA” means the Company’s lease portfolio management system used to track and account for its automobile leases beginning May 2, 2016 (which also contains information originated in the prior system, LeMans).

•
The term “LeMans” means the Company’s lease portfolio management system used to track and account for its automobile leases until May 2, 2016, when this system was superseded by the ALFA system and all active contracts in LeMans were migrated to ALFA.

•	The term “FAW” means Financial Agent Workbench, which is the Company’s Customer Relationship Management tool used to service customer accounts.
•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile leases.
•
The term “Lease Files” means some or all of the following documents for each of the Sample Leases (defined below): Lease Contract and various screenshots contained within ALFA, ACE, or FAW, furnished by the Company, which was represented by the Company to be either the original Lease Files, a copy of the original Lease Files, and/or a copy of electronic records contained within ALFA, ACE or FAW. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Contract by the lessee.

•	The term “Credit Score” means FICO credit score.
I.	The Sample Leases
The Company instructed us to select a random sample of 100 Leases from the Data File (the “Sample Leases”).  A listing of the Sample Leases is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Leases that we were instructed to randomly select from the Data File.
II.	The Data File
For each Sample Lease, we compared the specified attributes listed below contained in the Data File to the corresponding information contained in or derived from the Lease Files. The Specified Parties indicated that the absence of the specified documents in the Lease Files or the inability to agree the indicated information from the Data File to the Lease Files for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, as applicable, constituted an exception.
Attributes	Lease Files/Instructions
Lease Number	ALFA
Running Rate	ALFA
Adjusted Capitalized Cost	Lease Contract
Original Start Date	ALFA
Maturity Date (Recomputed Maturity Date)
Lease Contract. For purposes of comparing Maturity Date, the Company instructed us to recompute the Maturity Date (the “Recomputed Maturity Date”) as the Lease Date indicated in the Lease Contract plus the Original Term indicated in the Lease Contract. We compared the Recomputed Maturity Date to the “O_OriginalMaturityDate” field in the Data File. The Company instructed us to consider Sample Leases with Recomputed Maturity Dates equal to the 29th, 30th or 31st day of a month to be in agreement if the Data File indicated that the Maturity Date was (i) the 1st day of the following month for Sample Leases with account numbers beginning with “5”

Attributes	Lease Files/Instructions

(indicated in the “PCD_ACCT_NBR” field in the Data File) or (ii) the 1st, 2nd and 3rd day of the following month for Sample Leases with account numbers beginning with “7.”  Sample Leases with account numbers beginning with “5” were originated in ALFA, and Sample Leases with account numbers beginning with “7” were originated in LeMans. The Company informed us that ALFA and LeMans do not permit Maturity Dates at the end of a month (i.e., 29th, 30th or 31st). ALFA will adjust such dates to the 1st day of the following month, and LeMans will adjust such dates to the 1st, 2nd or 3rd day of the following month. The Company will notify the lessee, via written notice, of the change in date.

Vehicle Value	ALFA
New/Used
Lease Contract. For purposes of comparing New/Used, we compared the “O_NewUsed” field in the Data File to the New/Used information indicated in the Lease Contract. In the event the Lease Contract indicated “Demo,” the Company instructed us to consider the Sample Lease to be “New,” if the odometer reading per the Lease Contract was less than 15,000 kilometers. The Company informed us that it is the Company’s policy to consider such Leases to be “New” for purposes of structuring the leases using new car residual values. The Company also instructed us to consider a “Demo” vehicle to be “Used,” regardless of the odometer reading, if the vehicle was previously leased to an employee of the Company under a Lease Contact. The Company instructed us to identify if the lease was a prior “employee lease” that was terminated, by searching for such information in ALFA using the “O_VIN” field in the Data File.

Original Term	Lease Contract
Contract Residual	Lease Contract
Province or Territory of Origination
FAW. For purposes of comparing Province or Territory of Origination, the Company instructed us to compare the “O_StateCode” field in the Data File to the Province or Territory of Origination information indicated in the “Garaging Address” in FAW.

Base Rent Payment	Lease Contract
Vehicle Make	Lease Contract
Vehicle Model Class
Lease Contract. For purposes of comparing Vehicle Model Class, the Company instructed us to compare the “O_ModelName” field in the Data File to the Class portion of Vehicle Model information contained in the Lease Contract (e.g., the Class portion of Vehicle Model “C300 4M” is “C300”). For Sample Lease #18, the Vehicle Model Class per the Data File stated “SMARTC,” while the Class portion of Vehicle Model in the Lease Contract stated “fortwo passion cpe.” The Company informed us that both “SMARTC” and “fortwo passion cpe” represent the same type of vehicle (i.e., smart vehicle), and as such, the Company instructed us to consider the Vehicle Model Class for this Sample Lease to be in agreement.

Vehicle Model Year	Lease Contract

Attributes	Lease Files/Instructions
Vehicle Identification Number	Lease Contract
Credit Score
ACE. For purposes of comparing Credit Score, the Company instructed us not to compare the “O_CreditScore” field in the Data File for Sample Leases that contained a blank or a “0” in this field. The Company informed us that Sample Leases with a blank Credit Score or a Credit Score of “0” were either (i) leases for small business owners with vehicles registered under the Company’s name, or (ii) rebooked leases with existing credit approval from the original booking.

Current Remaining Term (Recomputed Current Remaining Term)
ALFA. For purposes of comparing Current Remaining Term, in the event a payment was made after the Cut-off Date, the Company instructed us to recompute the Current Remaining Term (“Recomputed Current Remaining Term”) as the number contained in the “Rentals Remaining” field in ALFA plus one month. We compared the Recomputed Current Remaining Term to the “S_CurrRemTerm” field in the Data File.

The information regarding the Sample Leases was found to be in agreement with the respective information contained in the Lease Files. There were no conclusions that resulted from our procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information included in the Data File, the Lease Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reliability or accuracy of the Data File or the Lease Files which were used in our procedures, or (iii) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with applicable with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP

Irvine, CA
March 26, 2018

Exhibit A

The Sample Leases

Sample Lease #	Lease Number	Sample Lease #	Lease Number	Sample Lease #	Lease Number
1	9097	35	3999	69	12699
2	8086	36	16722	70	18237
3	6120	37	3687	71	11664
4	16676	38	7534	72	7744
5	72	39	12764	73	9617
6	14891	40	18031	74	18178
7	1981	41	11876	75	255
8	17129	42	4522	76	4777
9	7685	43	13089	77	15773
10	8970	44	10353	78	8026
11	12518	45	17630	79	3156
12	6287	46	1502	80	12641
13	14014	47	17752	81	649
14	15326	48	15877	82	3986
15	3826	49	14828	83	2237
16	1743	50	14164	84	4805
17	2251	51	12274	85	9405
18	10659	52	1142	86	8442
19	4996	53	16556	87	9424
20	14255	54	6817	88	5831
21	17941	55	6824	89	4217
22	9198	56	16479	90	2812
23	16296	57	13838	91	11523
24	16847	58	5002	92	12001
25	9093	59	14130	93	11662
26	14526	60	14850	94	40
27	837	61	12384	95	924
28	13480	62	6665	96	12972
29	10752	63	6301	97	6095
30	5046	64	8183	98	9621
31	13570	65	16283	99	16248
32	17483	66	3535	100	13988
33	9871	67	9493
34	917	68	236

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

1